SUPPLEMENT TO FIDELITY ADVISOR SERIES IV: FIDELITY REAL ESTATE HIGH
INCOME FUND
 PROSPECTUS
DATED JANUARY 29, 1997
The following information should be added as the last sentence in the How to Sell Shares section on page 17 of the Prospectus.

REDEMPTION IN KIND. If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
   SHAREHOLDER PROPOSAL. The Trustees approved on October 8, 1997 a proposal to amend the fund's fundamental investment objective, subject to the approval of shareholders of record as of October 16, 1997. If approved by such shareholders, the fund's fundamental policy shall read: "The fund seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital."